Delaware U.S. Growth Fund
Delaware Balanced Fund
Delaware Devon Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware Social Awareness Fund
Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware Growth Opportunities Fund
Delaware Small Cap Value Fund
Delaware Emerging Markets Fund
Delaware International Value Equity Fund
Delaware International Small Cap Value Fund
Delaware REIT Fund
Delaware Core Equity Fund
Delaware Select Growth Fund

(each a "Fund")

Class A   Class B   Class C

Supplement to the Fund's current Prospectus

From February 1, 2002 through April 30, 2002, brokers associated with AG Edwards will receive additional compensation for sales of Class A, Class B and Class C shares as described below.

With respect to any Individual Retirement Account (IRA) accounts opened using Class A shares, AG Edwards' brokers will receive a full reallowance on all new purchases as follows:

Amount of purchase	Additional compensation to Broker
Less than $250,000	0.75%
$250,000 but under $500,000	0.50%
$500,000 but under $1 million	0.40%

No additional compensation will be paid to brokers associated with AG Edwards for purchases of Class A shares of $1,000,000 or more.

With respect to any rollovers into IRA accounts opened using Class B and Class C shares, AG Edwards' brokers will receive 0.50% additional compensation on those rollovers in excess of $20,000.

The Funds' expense ratio and sales charges paid by shareholders will not increase.

The date of this Supplement is February 1, 2002.